Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Real Estate Fund
Brookfield Global Listed Infrastructure Fund
Brookfield Real Assets Securities Fund
Brookfield U.S. Listed Real Estate Fund

Supplement dated June 22, 2015, to the Statement of Additional Information for Class A
Shares, Class C Shares, Class Y Shares and Class I Shares,
dated April 30, 2015.

Effective immediately the Funds have revised the “Trustees and Officers” disclosure beginning on page 40 of the Funds’ SAI as follows:

The Funds have replaced the “Name, Position(s), Address and Year of Birth” information related to Heather S. Goldman on page 43 of the Funds’ SAI with the following:

Heather S. Goldman
Trustee, Member of the Audit Committee,
Member of the Nominating and Compensation
Committee

Born: 1967

Effective immediately the Funds have revised the “Information about Each Trustee’s Qualification, Experience, Attributes or Skills” section beginning on page 47 of the Funds’ SAI as follows:

The fifth paragraph of the section is deleted and replaced with the following:

Heather S. Goldman.  Ms. Goldman has extensive experience in executive leadership, business development and marketing of investment vehicles similar to those managed by the Adviser.   Ms. Goldman is a financial services executive, who over a twenty-plus year career has worked in a senior capacity across a diverse array of firms in the private equity, investment management and commercial banking industries. She previously served as head of global marketing for the Adviser, and as such has extensive knowledge of the Adviser, its operations and personnel. She also has experience working in other roles for the parent company of the Adviser. Previous to working with the Adviser, and for nearly five years, she acted as CEO and Chairman, co-founding and managing, Capital Thinking, a financial services risk-management business in New York.  She holds a Masters in Business Administration from the University of Chicago Booth School of Business. Ms. Goldman is a member of the Audit Committee and the Nominating and Compensation Committee.

Effective immediately the Funds have revised the “Board Committees” section beginning on page 48 of the Funds’ SAI as follows:

The second paragraph of the section is deleted and replaced with the following:

The Audit Committee is comprised of Messrs. Salvatore, Kuczmarski and McFarland and Ms. Goldman.   It does not include any interested Trustees.  The Audit Committee meets regularly with respect to the various series of the Trust.  The function of the Audit Committee, with respect to each Fund, is to review the scope and results of the audit and any matters bearing on the audit or the Funds’ financial statements and to ensure the integrity of the Funds’ pricing and financial reporting.  During the fiscal year ended December 31, 2014, the Audit Committee met two times.

The fourth paragraph of the section is deleted and replaced with the following:

The Nominating and Compensation Committee is comprised of Messrs. Salvatore, Kuczmarski and McFarland and Ms. Goldman.  The Nominating and Compensation Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees, as is considered necessary from time to time and meets only as necessary.  The Declaration of Trust (as defined below) does not permit shareholders to nominate persons for election as Trustees.  During the fiscal year ended December 31, 2014, the Nominating and Compensation Committee met four times.

Effective immediately the following is inserted in the section titled “Taxes – Fund Distributions” immediately preceding the first sentence of the first paragraph on page 81:

“Each Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December.  Additionally, each Fund currently intends to make quarterly distributions at a level percentage rate of such Fund’s net asset value as established by the Board of Trustees. Each Fund may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year or in order to comply with applicable law.”

           Effective immediately the following is inserted in the section titled “Taxes – Fund Distributions” immediately following the final sentence of the third paragraph on page 82:

“In addition, pursuant to its quarterly distribution policy, each Fund may make distributions that are treated as a return of capital.”

Effective immediately the following is inserted in the section titled “Taxes – Fund Distributions” in place of the first sentence of the fifth paragraph on page 82:

“Distributions (other than any return of capital) are taxable to shareholders whether received in cash or reinvested in additional shares of the Fund.”

Effective immediately the following is inserted in the section titled “Taxes – Fund Distributions” as a new paragraph following the final paragraph page 84:

“A Fund’s distributions are not designed to comply with any required minimum distribution rules applicable to tax-deferred retirement accounts. In any given year, a Fund’s distributions in cash may exceed or may be insufficient to meet the required amount for shareholders who are subject to such rules. Shareholders receiving cash distributions from a Fund within such accounts will need to include those distributions as appropriate in the computation of their annual required minimum distribution. Retirement account investors subject to the required minimum distribution rules should seek advice from their own tax advisors to ensure compliance with tax requirements.”

Please contact the Fund at 1-855-244-4859 if you have any questions.

Please retain this Supplement with your SAI for reference.